Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lynn B. Fuller and John K. Schmidt, as their attorneys-in fact with power and authority to do any and all acts and things and to execute any and all instruments which said attorneys-in-fact, and either one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement on Form S-3. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to the Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereto, and to any subsequent registration statements pursuant to Rule 462 of the Securities Act of 1933, and each of the undersigned hereby ratifies and confirms all that said attorneys-in-fact or any of them shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 11th day of October, 2011, by the following persons:

Signature	Title
/s/ Lynn B. Fuller	President, Chief Executive Officer, Chairman and Director (principal executive officer)
Lynn B. Fuller
/s/ John K. Schmidt	Executive Vice President, Chief Financial Officer and Director (principal financial and accounting officer)
John K. Schmidt
/s/ James F. Conlan	Director
James F. Conlan
s/ John W. Cox, Jr.	Director
John W. Cox, Jr.
/s/ Mark C. Falb	Director
Mark C. Falb
/s/ Thomas L. Flynn	Director
Thomas L. Flynn
/s/ James R. Hill	Director
James R. Hill